U.S. Securities and Exchange Commission Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 18, 2004


                             RENTECH, INC.

          (Exact name of registrant as specified in its charter)

Colorado                         0-19260             84-0957421
(State of incorporation)   (Commission File Number)  (IRS Employer
                                                     Identification No.)

1331 17th Street, Suite 720, Denver, Colorado        80202
(Address of principal executive offices)             Zip Code)

                           (303) 298-8008

(Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

     On February 18, 2004, Rentech announced that it had retained Roth Capital Partners LLC, as an Advisor and Placement Agent. Roth Capital Partners LLC, headquartered in Newport Beach, California, is being retained to provide advisory services to the Company related to the expansion of the corporate role of Rentech Development Corporation, Rentech's wholly-owned subsidiary, and for the implementation of Rentech Development Corporation's newly expanded business plan.

     In recent months, several new project opportunities have been identified that might use Rentech's Fischer-Tropsch gas-to-liquids (GTL) technology. In addition to continuing its GTL technology licensing activities, Rentech believes it might be advantageous for Rentech to advance these projects as a developer and owner. Rentech formed RDC in 1999 as a wholly-owned subsidiary expressly for this purpose.

     Roth will assist Rentech in the development, funding and expansion of Rentech's wholly-owned subsidiary RDC in its efforts to enter into development of selected projects and ownership of the related facilities. Rentech, Inc., established as an engineering, licensing and royalty company, would continue its original business, retaining all or a controlling ownership interest in RDC as well as all licensing fees and royalties associated with the Rentech GTL Technology.

     Rentech, Inc., incorporated in 1981, is the developer and licensor of a patented and proprietary Fischer-Tropsch gas-to-liquids process for conversion of synthesis gas made from natural gas, industrial off-gas, or solid or liquid carbon-bearing materials into high-value fuels and chemicals. These include clean burning, ultra-low sulfur and ultra-low aromatic fuels (beyond detectable limits), naphtha, waxes and fuel for fuel cells.

     Statements made in this report and the information incorporated by reference into this report that are not historical factual statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward -looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This section is included for purposes of complying with those safe harbor provisions. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of Rentech and its officers and can be identified by the use of terminology such as "may," "will," "expect," "believe," "intend," "plan," "estimate," "anticipate," "should" and other comparable terms or the negative of them. In addition, we, through our senior management, from time to time make forward-looking oral and written public statements concerning our expected future operations and other developments. You are cautioned that, while forward-looking statements reflect our good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from expectations. Factors that could affect Rentech's results include the availability of financing for the project, the decision of others as to proceeding with the project, the timing of various phases of the project, and the entry into definitive agreements with others related to the project. Any forward-looking statements, whether made in this report or elsewhere, should be considered in context with the risk factors discussed or incorporated by reference in this report and the various disclosures made by us about our businesses in our various public reports.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.

                         By:  /s/ Ronald C. Butz
                             -------------------------------------
                             Ronald C. Butz
                             Vice President - Legal and
                             Chief Operating Officer

Date:  February 19, 2004